                                                                      EXHIBIT 23






INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-57634 of USF Corporation on Form S-8 of our report dated June 3, 2003, appearing in this Annual Report on Form 11-K of USF Processors Employees' 401K Retirement Plan for the year ended December 31, 2002.


/s/ Deloitte & Touche LLP
--------------------------------
Deloitte & Touche LLP



Chicago, Illinois
June 25, 2003